                                                                   EXHIBIT 10.12


                      PROMISSORY NOTE Dated July 3, 1996


    FOR VALUE RECEIVED, the undersigned, Keith Freadhoff, an individual, promises to pay to the order of ProSoft Development, Inc., a Nevada corporation, the sum of Nine Thousand Five Hundred Dollars ($9,500), payable plus interest thereon at the rate of 10% per annum or the maximum rate allowed by law, whichever is less, on the unpaid balance beginning January 1, 1996.

    The entire sum of principal and accrued interest shall be fully payable upon demand, the termination of Keith Freadhoff (the "Borrower") from the employment with ProSoft Development, Inc. or the registration or exercising of ProSoft stock options for Keith Freadhoff.

     In the event of default, the undersigned borrower agrees to pay all reasonable attorney's fees and costs of collection and to submit any dispute to binding arbitration before JAMS ("Judicial Arbitration Mediation Services") in Orange County, California.

     Signed and effective July 3, 1996


By: /s/ Keith Freadhoff
   ------------------------
   Keith Freadhoff

                      PROMISSORY NOTE Dated July 31, 1996


     FOR VALUE RECEIVED, the undersigned, Keith Freadhoff, an individual, promises to pay to the order of ProSoft Development, Inc., a Nevada corporation, the sum of Seventy One Thousand Five Hundred Fifty three and 79/100 Dollars ($71,553.79), payable plus interest thereon at the rate of 10% per annum or the maximum rate allowed by law, whichever is less, on the unpaid balance beginning August 1, 1996.

     The entire sum of principal and accrued interest shall be fully payable upon demand, the termination of Keith Freadhoff (the "Borrower") from the employment with ProSoft Development, Inc. or the registration or exercising of ProSoft stock options for Keith Freadhoff.

     In the event of default, the undersigned borrower agrees to pay all reasonable attorney's fees and costs of collection and to submit any dispute to binding arbitration before JAMS ("Judicial Arbitration Mediation Services") in Orange County, California.

     Signed and effective July 31, 1996



By:  /s/ Keith Freadhoff
     ----------------------------------
     Keith Freadhoff